UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 27, 2024
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Walnut Street		19104
Philadelphia,	Pennsylvania	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

ITEM 7.01. REGULATION FD DISCLOSURE
Appointment of Brian Angeli and Thaisa Hugenneyer as executive officers
On February 29, 2024, FMC Corporation announced that Brian Angeli and Thaisa Hugenneyer have been elected as executive officers of the Company, effective at various dates described below.
Effective May 1, Brian Angeli is appointed executive vice president and Chief Marketing Officer. He will oversee portfolio management, new product launch strategies and strategic global partnerships, and will retain responsibility for FMC’s Precision Agriculture organization.
Effective March 1, Thaisa Hugenneyer is appointed executive vice president, Operations, Supply Chain and Procurement. She will assume responsibility for Manufacturing, Supply Chain, as well as the Environment, Health and Safety (EHS) organization in addition to her current duties over Procurement, Logistics and Global Facilities.
Departure of Diane Allemang as executive officer
On February 29, 2024, FMC Corporation announced that Diane Allemang, executive vice president and Chief Marketing Officer will retire from the Company on May 1, 2024.
Appointment of Barry Crawford as vice president, Transformation Management
Barry Crawford, vice president, Operations, is transitioning to a full-time role leading the company’s transformation, effective March 1. The scale and scope of FMC’s restructuring and transformation requires the focused attention of a senior leader to ensure the company delivers significant cost savings in 2024 and beyond, and successfully designs and launches a new operating model that drives greater efficiency and profitable growth across the company.
Change of title of executive officer Seva Rostovtsev, Ph.D.
Effective February 27, the Board changed the title of Dr. Vsevolod “Seva” Rostovtsev to be executive vice president and Chief Technology Officer. His new title represents extensive responsibilities leading FMC’s global R&D organization, and the critical role of innovation and new technologies in the company’s long-term growth.
The FMC Board of Directors approved these changes at its recent meeting. A copy of the press release announcing these events is attached as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1 Press Release dated February 29, 2024

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ MICHAEL F. REILLY
Michael F. Reilly Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Date: February 29, 2024